UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 30, 2006

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)
(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

333-44467-01
(Commission File Number)

California	77-0369575
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)
(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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(continued)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01.	Entry Into a Material Definitive Agreement.

On March 24, 2005, Essex Property Trust, Inc.’s operating partnership, Essex Portfolio, L.P. a California limited partnership, amended its unsecured revolving line of credit with the banks listed in Exhibit 10.1 hereto.

Prior to the execution of the amendment to the line of credit, the maximum commitment amount was $185 million and was set to mature in April 2007. The amended credit facility maximum commitment amount was increased to $200 million and has a three-year term with a one-year extension. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate rating and is currently LIBOR plus 80 basis compared to LIBOR plus 100 basis points on the existing line of credit. The credit line will be used to fund acquisition, development, and redevelopment activities as well as general working capital purposes.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1
Fourth Amended and Restated Revolving Credit Agreement dated as of March 24, 2006, by and among Essex Portfolio, L.P., and Bank of America, N.A. as Administrative Agent, Bank of America Securities LLC as Sole Lead Arranger and Sole Book Manager, PNC Bank, National Association as Documentation Agent, Union Bank of California, N.A. as Syndication Agent, Comerica Bank as Managing Agent, KeyBank National Association as Managing Agent, and JPMorgan Chase Bank, N.A., as Managing Agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2006

ESSEX PROPERTY TRUST, INC.

	By:	/s/ Michael T. Dance
Michael T. Dance
Senior Executive Vice President & Chief Financial Officer

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2006

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.
	Its:	General Partner

	By:	/s/ Michael T. Dance
Michael T. Dance
Senior Executive Vice President & Chief Financial Officer

CUSIP Number 29717DAA2

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